                                                                   EXHIBIT 10.15

                              KAISER VENTURES INC.
                             1995 STOCK OPTION PLAN


SECTION    CONTENTS                              PAGE
- -------    --------                              ----
  1.       General Purpose of Plan; Definitions    1

  2.       Administration                          3

  3.       Stock Subject to Plan                   4

  4.       Eligibility                             5

  5.       Stock Options                           5

  6.       Stock Appreciation Rights               9

  7.       Restricted Stock                       10

  8.       Deferred Stock Awards                  12

  9.       Transfer, Leave of Absence, etc.       13

  10.      Amendments and Termination             13

  11.      Unfunded Status of Plan                14

  12.      General Provisions                     14

  13.      Effective Date of Plan                 15

                              KAISER VENTURES INC.
                             1995 STOCK OPTION PLAN


  SECTION 1.  General Purpose of Plan; Definitions.
              ------------------------------------

  The name of this plan is the Kaiser Ventures Inc. 1995 Stock Option Plan (the "Plan"). The purpose of the Plan is to enable Kaiser Ventures Inc. (the "Company") and its Subsidiaries to retain and attract executives and other key employees, non-employee directors and consultants who contribute to the Company's success by their ability, ingenuity and industry, and to enable such individuals to participate in the long-term success and growth of the Company by giving them a proprietary interest in the Company.

  For purposes of the Plan, the following terms shall be defined as set forth below:

  a.   "Board" means the Board of Directors of the Company as it may be
        -----
       comprised from time to time.

  b.   "Cause" means a felony conviction of a participant or the failure of a
        -----
       participant to contest prosecution for a felony, willful misconduct, dishonesty or intentional violation of a statute, rule or regulation, any of which, in the judgment of the Company, is harmful to the business or reputation of the Company.

  c.   "Code" means the Internal Revenue Code of 1986, as amended from time to
        ----
       time, or any successor statute.

  d.   "Committee" means the Committee referred to in Section 2 of the Plan.  If
        ---------
       at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board, unless the Plan specifically states otherwise.

  e.   "Consultant" means any person performing services for the Company or any
        ----------
       Parent Corporation or Subsidiary of the Company and who is not (i) an employee of the Company or any Parent Corporation or Subsidiary of the Company or (ii) a Non-Employee Director.

  f.   "Company" means Kaiser Ventures Inc., a corporation organized under the
        -------
       laws of the State of Delaware (or any successor corporation).

  g.   "Deferred Stock" means an award made pursuant to Section 8 below of the
        --------------
       right to receive stock at the end of a specified deferral period.

  h.   "Disability" means permanent and total disability as determined by the
        ----------
       Committee.

  i.   "Disinterested Person" shall have the meaning set forth in Rule 16b-
        --------------------
       3(c)(2)(i) as promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, or any successor definition adopted by the Commission.

  j.   "Early Retirement" means retirement, with consent of the Committee at the
        ----------------
       time of retirement, from active employment with the Company and any Subsidiary or Parent Corporation of the Company.

  k.   "Fair Market Value" of Stock on any given date shall be determined by the
        -----------------
       Committee as follows: (a) if the Stock is listed for trading on one of more national securities exchanges, or is traded on the Nasdaq Stock Market, the average of the bid and ask prices for the Stock on the principal such exchange or the Nasdaq Stock Market for the five business days prior to and including the date in question, or if such Stock shall not have been traded on such principal exchange on any such date, the last reported sales price on such principal exchange or the Nasdaq Stock Market on the first day prior thereto on which such Stock was so traded; or (b) if the Stock is not listed for trading on a national securities exchange or the Nasdaq Stock Market, but is traded in the over-the-counter market, including the Nasdaq System, closing bid price for such Stock on the date in question, or if there is no such bid price for such Stock on such date, the closing bid price on the first day prior thereto on which such price existed; or (c) if neither (a) or (b) is applicable, by any means fair and reasonable by the Committee, which determination shall be final and binding on all parties.

  l.   "Incentive Stock Option" means any Stock Option intended to be and
        ----------------------
       designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

  m.   "Non-Employee Director" means any member of the Board who is not an
        ---------------------
       employee of the Company, any Parent Corporation or Subsidiary.

  n.   "Non-Qualified Stock Option" means any Stock Option that is not an
        --------------------------
       Incentive Stock Option, and is intended to be and is designated as a "Non-Qualified Stock Option."

  o.   "Normal Retirement" means retirement from active employment with the
        -----------------
       Company and any Subsidiary or Parent Corporation of the Company on or after age 60.

  p.   "Parent Corporation" means any corporation (other than the Company) in an
        ------------------
       unbroken chain of corporations ending with the Company if each of the corporations (other than the Company) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

  q.   "Restricted Stock" means an award of shares of Stock that are subject to
        ----------------
       restrictions under Section 7 below.

  r.   "Retirement" means Normal Retirement or Early Retirement.
        ----------

  s.   "Stock" means the Common Stock, $.03 par value per share, of the Company.
        -----

  t.   "Stock Appreciation Right" means the right pursuant to an award granted
        ------------------------
       under Section 6 below to surrender to the Company all or a portion of a Stock Option in exchange for an amount equal to the difference between
       (i) Fair Market Value, as of the date such Stock Option or such portion thereof is surrendered, of the shares of Stock covered by such Stock Option or such portion thereof, and (ii) the aggregate exercise price of such Stock Option or such portion thereof.

  u.   "Stock Option" means any option to purchase shares of Stock granted
        ------------
       pursuant to Section 5 below.

  v.   "Subsidiary" means any corporation (other than the Company) in an
        ----------
       unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

  SECTION 2.  Administration.
              --------------

  The Plan shall be administered by the Board of Directors or by a Committee of not less than three, or if allowed by Rule 16b-3 or any successor rule, two Disinterested Persons, who shall be appointed by the Board of Directors of the Company and who shall serve at the pleasure of the Board.

  The Committee shall have the power and authority to grant to eligible employees or Consultants, pursuant to the terms of the Plan: (i) Stock Options,
(ii) Stock Appreciation Rights, (iii) Restricted Stock, or (iv) Deferred Stock awards.

  In particular, the Committee shall have the authority:

  (i) to select the officers and other key employees of the Company and its Subsidiaries and other eligible persons to whom Stock Options, Stock Appreciation Rights, Restricted Stock and/or Deferred Stock awards may from time to time be granted hereunder;

  (ii) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock and/or Deferred Stock awards, or a combination of the foregoing, are to be granted hereunder;

 (iii) to determine the number of shares to be covered by each such award granted hereunder;

  (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, any restriction on any Stock Option or other award and/or the shares of Stock relating thereto), which authority shall be exclusively vested in the Committee (and not the Board) for purposes of establishing performance criteria used with Restricted Stock and Deferred Stock awards; and

  (v) to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant.

  The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. The Committee may delegate its authority to officers of the Company for the purpose of selecting employees who are not officers of the Company for purposes of (i) above.

  All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan participants.

  SECTION 3.  Stock Subject to Plan.
              ---------------------

  (a) The total number of shares of Stock reserved and available for distribution under the Plan other than pursuant to Section 5(k) shall be 2% of the number of shares of Stock outstanding on July 1, 1995; provided, however, that on July 1, 1996 and July 1, 1997, such number shall be increased by a number equal to 2% of the number of shares of Stock outstanding on such date; and provided further that any shares of Stock not subject to issuance pursuant to outstanding Stock Options as of June 30, 1996 and 1997, respectively, shall not be available for issuance pursuant to Stock Options granted after the close of the period ending on the respective June 30. For purposes of the preceding sentence, common stock of the Company (excluding Treasury shares) shall be included when calculating the number of shares of stock outstanding on a given date. Notwithstanding the foregoing, the total number of shares reserved and available for distribution under the Plan pursuant to Incentive Stock Options granted hereunder shall be 625,000, subject to any adjustment which may be made under the following paragraph. Such shares may consist, in whole or in part, of authorized and unissued shares. If during the year during which shares of Stock initially become subject to Stock Options, the shares of Stock cease to become subject to Stock Options, the shares of Stock may become subject to Stock Options again under the Plan, but only during such year. For purposes of the preceding sentence, the term year shall mean the period beginning on July 1 and ending on June 30 of the following year.

  In addition to the shares of Stock reserved and available for distribution under the Plan as described in the preceding paragraph, the total number shares of Stock reserved and available for distribution under the Plan shall include such additional Stock as to which Stock Options are granted pursuant to Section 5(k).

  (b) Subject to paragraph (b)(iv) of Section 6 below, if any shares that have been optioned cease to be subject to Stock Options, or if any shares subject to any Restricted Stock or Deferred Stock award granted hereunder are forfeited or such award otherwise terminates without a payment being made to the participant, such shares shall again be available for distribution in connection with future awards under the Plan, subject to the provisions of Section 3(a) above, but only during the year during which shares of Stock initially become subject to such Stock Options, Restricted Stock or Deferred Stock awards.

  (c) In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, other change in corporate structure affecting the Stock, or spin-off or other distribution of assets to shareholders, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and option price of shares subject to outstanding options granted under the Plan, and in the number of shares subject to Restricted Stock or Deferred Stock awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Option.

  SECTION 4.  Eligibility.
              -----------

  Officers, other key employees of the Company and Subsidiaries, Non-Employee Directors, and Consultants who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and its Subsidiaries are eligible to be granted Stock Options, Stock Appreciation Rights, Restricted Stock or Deferred Stock awards under the Plan. Except for Non-Employee Directors, whose participation in the Plan shall be limited as provided in paragraph (k) of Section 5, the optionees and participants under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible, and the Committee shall determine, in its sole discretion, the number of shares covered by each award.

  SECTION 5.  Stock Options.
              -------------

  Any Stock Option granted under the Plan shall be in such form and upon such terms and conditions as the Committee may from time to time approve. In addition, subject to the restrictions contained in this Plan and applicable law, the Committee shall have the authority to modify the terms and conditions of any previously granted Stock Option.

  The Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. No Options shall be granted under the Plan after June 30, 1998.

  The Committee shall have the authority to grant any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of options (in each case with or without Stock Appreciation Rights). To the extent that any option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option.

  Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code. The preceding sentence shall not preclude any modification or amendment to an outstanding Incentive Stock Option, whether or not such modification or amendment results in disqualification of such Option as an Incentive Stock Option, provided the optionee consents in writing to the modification or amendment.

  Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

  (a) Option Price.  The option price per share of Stock purchasable under a
      ------------
Stock Option shall be determined by the Committee at the time of grant. In no event shall the option price per share of Stock purchasable under a Non-Qualified Stock Option be less than 85% of the Fair Market Value of the Stock on the date of the grant of the option or, in the case of an Incentive Stock Option, less than 100% of such Fair Market Value. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary and an Incentive Stock Option is granted to such employee, the option price shall be no less than 110% of the Fair Market Value of the Stock on the date the option is granted.

  (b) Option Term.  The term of each Stock Option shall be fixed by the
      -----------
Committee, but no Incentive Stock Option shall be exercisable more than ten years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five years from the date of grant.

  (c) Exercisability.  Stock Options shall be exercisable at such time or times
      --------------
as determined by the Committee at or after grant. In the event that the Committee does not determine the time at which a Stock Option shall be exercisable, such Stock Option shall be exercisable one year after the date of grant. If the Committee provides, in its discretion, that any option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time. Notwithstanding anything contained in the Plan to the contrary, the Committee may, in its discretion, extend or vary the term of any Stock Option or any installment thereof, whether or not the optionee is then employed by the Company, if such action is deemed to be in the best interests of the Company. Notwithstanding anything contained in the Plan to the contrary, unless the Stock Option agreement or employment agreement of an individual receiving a Stock Option provides otherwise, any Stock Option granted under this Plan shall be exercisable in full, without regard to any installment exercise or vesting provisions, for a period specified by the Company, but not to exceed sixty (60) days prior to the occurrence of any of the following events: (i) dissolution or liquidation of the Company other than in conjunction with a bankruptcy of the Company or any similar occurrence; (ii) any merger, consolidation, acquisition, separation, reorganization, or similar occurrence, where the Company will not be the surviving entity; or (iii) the transfer of a material portion of or substantially all of the assets of the Company or 51% or more of the outstanding stock of the Company. The grant of an option pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

  (d) Method of Exercise.  Stock Options may be exercised in whole or in part at
      ------------------
any time during the option period by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by check, or by any other form of legal consideration deemed sufficient by the Committee and consistent with the Plan's purpose and applicable law, including promissory notes or a properly executed exercise notice together with irrevocable instructions to a broker acceptable to the Company to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price. As determined by the Committee at the time of grant or exercise, in its sole discretion, payment in full or in part may also be made in the form of unrestricted Stock already owned by the optionee or, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock or Deferred Stock subject to an award hereunder (based, in each case, on the Fair Market Value of the Stock on the date the option is exercised, as determined by the Committee), provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares may be authorized only at the time the option is granted, and provided further that in the event payment is made in the form of shares of Restricted Stock or a Deferred Stock award, the optionee will receive a portion of the option shares in the form of, and in an amount equal to, the Restricted Stock or Deferred Stock award tendered as payment by the optionee. If the terms of an option so permit, an optionee may elect to pay all or part of the option exercise price by having the Company withhold from the shares of Stock that would otherwise be issued upon exercise that number of shares of Stock having a Fair Market Value equal to the aggregate option exercise price for the shares with respect to which such election is made. No shares of Stock shall be issued until full payment therefor has been made. An optionee shall generally have the rights to dividends and other rights of a shareholder with respect to shares subject to the option when the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in paragraph (a) of Section 12.

  (e) Non-transferability of Options.  No Stock Option shall be transferable by
      ------------------------------
the optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee, unless such transfer would not disqualify the Option under Rule 16b-3.

  (f) Termination by Death.  If an optionee's employment by the Company and any
      --------------------
Subsidiary or Parent Corporation terminates by reason of death, the Stock Option may thereafter be immediately exercised, to the extent then exercisable, by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of three years from the date of such death or until the expiration of the stated term of the option, whichever period is shorter.

  (g) Termination by Reason of Disability.  If an optionee's employment by the
      -----------------------------------
Company and any Subsidiary or Parent Corporation terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability, but may not be exercised after three years from the date of such termination of employment or the expiration of the stated term of the option, whichever period is the shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, the option will thereafter be treated as a Non-Qualified Stock Option.

  (h) Termination by Reason of Retirement.  If an optionee's employment by the
      -----------------------------------
Company and any Subsidiary or Parent Corporation terminates by reason of Retirement, any Stock Option held by such optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement, but may not be exercised after three years from the date of such termination of employment or the expiration of the stated term of the option, whichever period is the shorter. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, the option will thereafter be treated as a Non-Qualified Stock Option.

  (i) Other Termination.  Unless otherwise determined by the Committee, if an
      -----------------
optionee's employment by the Company and any Subsidiary or Parent Corporation terminates for any reason other than death, Disability or Retirement, the Stock Option shall thereupon terminate, except that, if the optionee is involuntarily terminated without Cause by the Company and any Subsidiary or Parent Corporation, the option may be exercised to the extent it was exercisable at such termination for the lesser of three months or the balance of the option's term in the case of an Incentive Stock Option, or the lesser of three years or the balance of the option's term in the case of a Non-Qualified Stock Option.
In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, the option will thereafter be treated as a Non-Qualified Stock Option.

  (j) Annual Limit on Incentive Stock Options.  The aggregate Fair Market Value
      ---------------------------------------
(determined as of the time the Stock Option is granted) of the Common Stock with respect to which an Incentive Stock Option under this Plan or any other plan of the Company and any Subsidiary or Parent Corporation is exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.

  (k) Non-Employee Directors.  Each Non-Employee Director shall be entitled to
      ----------------------
Stock Options only as provided in this paragraph (k). Each Non-Employee Director who, on or after the Plan's effective date, is elected, reelected or serving an unexpired term as a member of the Board, shall automatically be granted Stock Options as follows:

     (i)  One-Time Initial Grant.  Each Non-Employee Director shall, after the
          ----------------------
          Plan's effective date and on the date such Non-Employee Director is first elected to the Board, be automatically granted a Stock Option to purchase 5,000 shares of Stock at an option price per share equal to 100% of the Fair Market Value of a share of Stock on the date of such grant. Such Stock Option shall become exercisable six months after the date of grant. No more than one such Stock Option may be granted to a Non-Employee Director, regardless of the number or sequence of his or her terms as a member of the Board.

     (ii) Annual Grant.  Each Non-Employee Director who is reelected or serving
          ------------
          an unexpired term as a member of the Board at an annual meeting of holders of stock of the Company occurring after the Plan's effective date and prior to January 1, 1999 shall, as of the date of such annual meeting, be automatically granted a Stock Option to purchase 1,500 shares of Stock at an option price per share equal to 100% of the Fair Market Value of a share of Stock on the date of such grant. Notwithstanding the foregoing, if less than eleven calendar months have elapsed since the preceding annual meeting, the number of shares as to which such Stock Option shall be granted shall be determined by multiplying the number of full calendar months which have elapsed since the preceding annul meeting by 125. Each such Stock Option shall become exercisable six months after the date of grant. Any person who is first elected as a director at an annual meeting of shareholders shall, at such meeting, receive the initial Stock Option grant of 5,000 shares described in subparagraph (i) above and not the 1,500 share Stock Option provided in this subparagraph (ii).

All such Stock Options shall be designated as Non-Qualified Options and shall be subject to the same terms and provisions as are then in effect with respect to granting of Non-Qualified Options to officers and key employees of the Company, except that (i) the term of each such Stock Option shall expire on the earlier of three years after the date on which the optionee ceases to be a director and ten years after the date of grant, and (ii) no Stock Appreciation Rights may be granted any Non-Employee Director under this Paragraph (k) or in any manner under this Plan. Subject to the foregoing, all provision of this Plan not inconsistent with the forgoing shall apply to Stock Options granted to Non-Employee Directors. The maximum number of shares as to which Stock Options may be granted to any Non-Employee Director under this Plan shall be 15,000 shares.

     SECTION 6.  Stock Appreciation Rights.
                 -------------------------

     (a) Grant and Exercise.  Except as set forth in paragraph (k) of Section 5,
         ------------------
Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of the option.

     A Stock Appreciation Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that a Stock Appreciation Right granted with respect to less than the full number of shares covered by a related stock Option shall not be reduced until the exercise or termination of the related Stock Option exceeds the number of shares not covered by the Stock Appreciation Right.

     A Stock Appreciation Right may be exercised by an optionee, in accordance with paragraph (b) of this Section 6, by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in paragraph (b) of this
Section 6. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

     (b) Terms and Conditions.  Stock Appreciation Rights shall be subject to
         --------------------
such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

     (i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 and this Section 6 of the Plan.

     (ii) Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive up to, but not more than, an amount in cash or shares of Stock equal in value to the excess of the Fair Market Value of one share of Stock over the option price per share specified in the related option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

     (iii)Stock Appreciation Rights shall be transferable only when and to the extent that the underlying Stock Option would be transferable under
          Section 5 of the Plan.

     (iv) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 of the Plan on the number of shares of Stock to be issued under the Plan, but only to the extent of the number of shares issued or issuable under the Stock Appreciation Right at the time of exercise based on the value of the Stock Appreciation Right at such time.

     (v) A Stock Appreciation Right granted in connection with an Incentive Stock Option may be exercised only if and when the market price of the Stock subject to the Incentive Stock Option exceeds the exercise price of such Option.

     SECTION 7.  Restricted Stock.
                 ----------------

     (a) Administration.  Shares of Restricted Stock may be issued either alone
         --------------
or in addition to other awards granted under the Plan. The Committee shall determine the officers, key employees and Consultants of the Company and Subsidiaries to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the time or times within which such awards may be subject to forfeiture, and all other conditions of the awards. The Committee may also condition the grant of Restricted Stock upon the attainment of specified performance goals. The provisions of Restricted Stock awards need not be the same with respect to each recipient.

     (b) Awards and Certificates.  The prospective recipient of an award of
         -----------------------
shares of Restricted Stock shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the then applicable terms and conditions.

     (i) Each participant shall be issued a stock certificate in respect of shares of Restricted Stock awarded under the Plan. Such certificate shall be registered in the name of the participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

               "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Kaiser Ventures Inc. 1995 Stock Option Plan and an Agreement entered into between the registered owner and Kaiser Ventures Inc. Copies of such Plan and Agreement are on file in the offices of Kaiser Ventures Inc., 3633 East Island Empire Blvd., Suite 850, Ontario, CA 91764."

     (ii) The Committee shall require that the stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

     (c) Restrictions and Conditions.  The shares of Restricted Stock awarded
         ---------------------------
pursuant to the Plan shall be subject to the following restrictions and conditions:

      (i) Subject to the provisions of this Plan and the award agreement, during a period set by the Committee commencing with the date of such award (the "Restriction Period"), the participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock awarded under the Plan. In no event shall the Restriction Period be less than one (1) year. Within these limits, the Committee may provide for the lapse of such restrictions in installments where deemed appropriate.

     (ii) Except as provided in paragraph (c)(i) of this Section 7, the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the shares and the right to receive any cash dividends. The Committee, in its sole discretion, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional shares of Restricted Stock (to the extent shares are available under Section 3 and subject to paragraph (f) of Section 12). Certificates for shares of unrestricted Stock shall be delivered to the grantee promptly after, and only after, the period of forfeiture shall have expired without forfeiture in respect of such shares of Restricted Stock.

    (iii) Subject to the provisions of the award agreement and paragraph
          (c)(iv) of this Section 7, upon termination of employment for any reason during the Restriction Period, all shares still subject to restriction shall be forfeited by the participant.

     (iv) In the event of special hardship circumstances of a participant whose employment is terminated (other than for Cause), including death, Disability or Retirement, or in the event of an unforeseeable emergency of a participant still in service, the Committee may, in its sole discretion, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to such participant's shares of Restricted Stock.

      (v) Notwithstanding the foregoing, unless the Restricted Stock Award or employment agreement of an individual receiving a Restricted Stock Award provides otherwise, the restrictions and conditions of a Restricted Stock Award shall lapse for a period specified by the Company, but not to exceed sixty (60) days prior to the occurrence of any of the following events: (i) dissolution or liquidation of the Company other than in conjunction with a bankruptcy of the Company or any similar occurrence; (ii) any merger, consolidation, acquisition, separation, reorganization, or similar occurrence, where the Company will not be the surviving entity; or (iii) the transfer of a material portion of or substantially all of the assets of the Company or 51% or more of the outstanding stock of the Company. The grant of a Restricted Stock Award pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassification, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

     SECTION 8.  Deferred Stock Awards.
                 ---------------------

     (a) Administration.  Deferred Stock may be awarded either alone or in
         --------------
addition to other awards granted under the Plan. The Committee shall determine the officers, key employees and Consultants of the Company and Subsidiaries to whom and the time or times at which Deferred Stock shall be awarded, the number of Shares of Deferred Stock to be awarded to any participant or group of participants, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the Stock will be deferred, and the terms and conditions of the award in addition to those contained in paragraph
(b) of this Section 8. The Committee may also condition the grant of Deferred Stock upon the attainment of specified performance goals. The provisions of Deferred Stock awards need not be the same with respect to each recipient.



     (b)  Terms and Conditions.
          --------------------

     (i) Subject to the provisions of this Plan and the award agreement, Deferred Stock awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period. In no event shall the Deferral Period be less than one (1) year. At the expiration of the Deferral Period (or Elective Deferral Period, where applicable), share certificates shall be delivered to the participant, or his legal representative, in a number equal to the shares covered by the Deferred Stock award.

     (ii) Amounts equal to any dividends declared during the Deferral Period with respect to the number of shares covered by a Deferred Stock award will be paid to the participant currently or deferred and deemed to be reinvested in additional Deferred Stock or otherwise reinvested, all as determined at the time of the award by the Committee, in its sole discretion.

     (iii)Subject to the provisions of the award agreement and paragraph
          (b)(iv) of this Section 8, upon termination of employment for any reason during the Deferral Period for a given award, the Deferred Stock in question shall be forfeited by the participant.

     (iv) In the event of special hardship circumstances of a participant whose employment is terminated (other than for Cause) including death, Disability or Retirement, or in the event of an unforeseeable emergency of a participant still in service, the Committee may, in its sole discretion, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all of the remaining deferral limitations imposed hereunder with respect to any or all of the participant's Deferred Stock.

     (v) A participant may elect to further defer receipt of the award for a specified period or until a specified event (the "Elective Deferral Period"), subject in each case to the Committee's approval and to such terms as are determined by the Committee, all in its sole discretion.

          Subject to any exceptions adopted by the Committee, such election must generally be made prior to completion of one half of the Deferral Period for a Deferred Stock award (or for an installment of such an award).

     (vi) Each award shall be confirmed by, and subject to the terms of, a Deferred Stock agreement executed by the Company and the participant.

     SECTION 9.  Transfer, Leave of Absence, etc.
                 -------------------------------

     For purposes of the Plan, the following events shall not be deemed a termination of employment:

     (a) a transfer of an employee from the Company to a Parent Corporation or Subsidiary, or from a Parent Corporation or Subsidiary to the Company, or from one Subsidiary to another;

     (b) a leave of absence, approved in writing by the Committee, for military service or sickness, or for any other purpose approved by the Company if the period of such leave does not exceed ninety (90) days (or such longer period as the Committee may approve, in its sole discretion); and

     (c) a leave of absence in excess of ninety (90) days, approved in writing by the Committee, but only if the employee's right to reemployment is guaranteed either by a statute or by contract, and provided that, in the case of any leave of absence, the employee returns to work within 30 days after the end of such leave.

     SECTION 10.  Amendments and Termination.
                  --------------------------

     The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made (i) which would impair the rights of an optionee or participant under a Stock Option, Restricted Stock or other Stock-based award theretofore granted, without the optionee's or participant's consent, or (ii) which without the approval of the stockholders of the Company would cause the Plan to no longer comply with Rule 16b-3 under the Securities Exchange Act of 1934, Section 422 of the Code or any other regulatory requirements. Further, the provision in Section 5(k) of the Plan may not be amended more than once every six months, other than to comply with changes in the Code, the Employee Retirement Income Security Act of 1974, or the rules thereunder. Notwithstanding the foregoing, no Stock Options shall be granted under the Plan after June 30, 1998, except as provided in paragraph (k)(ii) of
Section 5.

     The Committee may amend the terms of any award or option theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any holder without his or her consent except to the extent authorized under the Plan. The Committee may also substitute new Stock Options for previously granted options, including previously granted options having higher option prices.

     SECTION 11. Unfunded Status of Plan.
                 -----------------------

     The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing contained herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu of or with respect to awards hereunder, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

     SECTION 12.  General Provisions.
                  ------------------

     (a) The Committee may require each person purchasing shares pursuant to a Stock Option under the Plan to represent to and agree with the Company in writing that the optionee is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

     All certificates for shares of Stock delivered under the Plan pursuant to any Restricted Stock, Deferred Stock or other Stock-based awards shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     (b) Subject to paragraph (d) below, recipients of Restricted Stock, Deferred Stock and other Stock-based awards under the Plan (other than Stock Options) are not required to make any payment or provide consideration other than the rendering of services.

     (c) Nothing contained in this Plan shall prevent the Board of Directors from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary to terminate the employment of any of its employees at any time.

     (d) Each participant shall, no later than the date as of which any part of the value of an award first becomes includible as compensation in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company and Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant. With respect to any award under the Plan, if the terms of such award so permit, a participant may elect by written notice to the Company to satisfy part or all of the withholding tax requirements associated with the award by (i) authorizing the Company to retain from the number of shares of Stock that would otherwise be deliverable to the participant, or (ii) delivering to the Company from shares of Stock already owned by the participant, that number of shares having an aggregate Fair Market Value equal to part or all of the tax payable by the participant under this Section 12(d). Any such election shall be in accordance with, and subject to, applicable tax and securities laws, regulations and rulings.

     (e) At the time of grant, the Committee may provide in connection with any grant made under this Plan that the shares of Stock received as a result of such grant shall be subject to a repurchase right in favor of the Company, pursuant to which the participant shall be required to offer to the Company upon termination of employment for any reason any shares that the participant acquired under the Plan, with the price being the then Fair Market Value of the Stock or, in the case of a termination for Cause, an amount equal to the cash consideration paid for the Stock, subject to such other terms and conditions as the Committee may specify at the time of grant. The Committee may, at the time of the grant of an award under the Plan, provide the Company with the right to repurchase, or require the forfeiture of, shares of Stock acquired pursuant to the Plan by any participant who, at any time within two years after termination of employment with the Company, directly or indirectly competes with, or is employed by a competitor of, the Company.

     (f) The reinvestment of dividends in additional Restricted Stock (or in Deferred Stock or other types of Plan awards) at the time of any dividend payment shall only be permissible if the Committee (or the Company's chief financial officer) certifies in writing that under Section 3 sufficient shares are available for such reinvestment (taking into account then outstanding Stock Options and other Plan awards).

     SECTION 11.  Effective Date of Plan.
                  ----------------------

     The Plan shall be effective on the date it is approved by a vote of the holders of a majority of the Stock present and entitled to vote at a meeting of the Company's shareholders.